UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2009

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

 DELAWARE

(State of Incorporation)

 001-16133

(Commission File Number)

 06-1245881

 (IRS Employer Identification No.)

 600 FIFTH AVENUE, 23rd FLOOR
 NEW YORK, NEW YORK

(Address of Principal Executive Offices)

 10020

 (Zip Code)

 Registrant’s telephone number, including area code: (212) 489-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 25, 2009, Delcath Systems, Inc. (the "Company") issued a press release regarding the current status of enrollment in the Company's Phase III Metastatic Melanoma Trial.  It was announced that the

Company has exceeded 90% enrollment reaching 85 patients for its pivotal Phase III Metastatic Melanoma Trial.  Based on trial specifications, the company needs 92 for enrollment achievement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.                      The following exhibits are filed with this report on Form 8-K:

     Exhibit Number

99.1

 Description of Exhibit

Press Release of Delcath Systems, Inc. dated August 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 25, 2009

 DELCATH SYSTEMS, INC.

 By:  /s/ Eamonn Hobbs

 Name:         Eamonn Hobbs
 Title:           Chief Executive Officer